Supplement, dated February 26, 2008, to the Statement of
     Additional Information, dated February 1, 2008, for
                   Seligman TargetHorizon ETF Portfolios, Inc.
                                 (the "Series")

Capitalized terms without definitions shall have the same meaning as in the Series' Statement of Additional Information (the "SAI")

The third sentence under the heading "Investment Advisory and Other Services - Rule 12b-1 Plan - Class C" on page 24 of the SAI is replaced with the following:

In addition, during the first year following the sale of Class C shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class C shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class C shares of a service fee of 0.25% of the net asset value of the Class C shares sold (for shareholder services to be provided to Class C shareholders over the course of the one year immediately following the sale) and for its ongoing payment of a service fee of 0.25% of the average daily net assets attributable to such Class C shares to those Service Organizations who elect not to receive a time of sale payment.

The third sentence under the heading "Investment Advisory and Other Services - Rule 12b-1 Plan - Class D" on page 25 of the SAI is replaced with the following:

In addition, during the first year following the sale of Class D shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class D shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class D shares of a service fee of 0.25% of the net asset value of the Class D shares sold (for shareholder services to be provided to Class D shareholders over the course of the one year immediately following the sale) and for its ongoing payment of a service fee of 0.25% of the average daily net assets attributable to such Class D shares to those Service Organizations who elect not to receive a time of sale payment.

The first two sentences of the third paragraph under the heading "Taxation of the Series" on page 40 of the SAI are replaced with the following:

Dividends from net investment income (other than "qualified dividend income") and distributions from the excess of net short-term capital gains over net long-term capital losses are taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. For taxable years beginning before January 1, 2011, qualified dividend income will be taxed at a reduced rate to individuals of generally 15% (5% for individuals in lower tax brackets).